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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 12, 2001


                       UNITED DOMINION INDUSTRIES LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Canada                        1-8585                 98-0125322
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2300 One First Union Center
                      Charlotte, North Carolina 28202-6039
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 347-6800
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.


         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1 Joint press release of SPX Corporation and United Dominion Industries Limited dated March 12, 2001, incorporated by reference to
                                    Exhibit 99.1 to the Current Report on Form
                                    8-K of SPX Corporation dated March 12, 2001

                  Exhibit 99.2 Merger Agreement, dated March 10, 2001, between SPX Corporation and United Dominion Industries Limited, incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of SPX Corporation dated March 12, 2001

Item 9.           Regulation FD Disclosure.

                  On March 12, 2001, United Dominion Industries Limited ("UDI") issued a joint press release with SPX Corporation ("SPX") announcing that UDI and SPX had entered into a merger agreement for the acquisition of UDI by SPX. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K of SPX dated March 12, 2001, which is incorporated herein by reference. A copy of the merger agreement between SPX and UDI is filed as Exhibit 99.3 to the Current Report on Form 8-K of SPX dated March 12, 2001, which is incorporated herein by reference.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2001

                                 UNITED DOMINION INDUSTRIES LIMITED


                                 By:   /s/ William Dries
                                     -------------------------------------------
                                     William Dries
                                     Senior Vice President and Chief Financial
                                        Officer


                                 By:   /s/ Richard L. Magee
                                     -------------------------------------------
                                     Richard L. Magee
                                     Senior Vice President, General Counsel and
                                        Secretary



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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

Exhibit 99.1 Joint press release of SPX Corporation and United Dominion Industries Limited dated March 12, 2001, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of SPX Corporation dated March 12, 2001

Exhibit 99.2 Merger Agreement, dated March 10, 2001, between SPX Corporation and United Dominion Industries Limited, incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of SPX Corporation dated March 12, 2001



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